                                                                     EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statements Nos. 33-20198, 33-35780, 2-92811, 333-3003 and 333-29997 of Team,
Inc. on Form S-8 of our report dated July 10, 1997, appearing in this annual report on Form 10-K of Team, Inc. for the fiscal year ended May 31, 1997.



DELOITTE & TOUCHE LLP
Houston, Texas
August 12, 1997